Exhibit 10.38

EXECUTION VERSION

REDACTED COPY

Portions of this Exhibit 10.38 have been omitted pursuant to a confidential treatment request. The omitted material has been filed separately with the Securities and Exchange Commission.

WILLIS ENGINE SECURITIZATION TRUST,

Issuer

and

WILLIS LEASE FINANCE CORPORATION,
Servicer

and

FORTIS CAPITAL CORP.

and HSH NORDBANK AG,

as Series B2 Note Holders

SERIES B2 NOTE PURCHASE AND LOAN AGREEMENT

Dated as of August 9, 2005

SERIES B2 NOTES

SCHEDULES

SCHEDULE 1	Maximum Commitments

SCHEDULE 2	Addresses of Series B2 Noteholders

EXHIBITS

EXHIBIT A	Form of Loan Request

EXHIBIT B	Form of Assignment and Assumption

i

SERIES B2 NOTE PURCHASE AND LOAN AGREEMENT (“Series B2 Note Purchase Agreement”) dated as of August 9, 2005, among WILLIS ENGINE SECURITIZATION TRUST, a Delaware statutory trust (“WEST”), WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Servicer”), FORTIS CAPITAL CORP., a Connecticut Corporation (“Fortis”), and HSH NORDBANK, AG, a German banking corporation (“HSH” and together with Fortis, the initial “Series B2 Noteholders”).

PREAMBLE

WHEREAS, WEST has entered into the Indenture, dated as of August 9, 2005 (the “Indenture”), with Deutsche Bank Trust Company Americas, a New York banking corporation (“Deutsche Bank”), as indenture trustee (“Indenture Trustee”); and

WHEREAS, WEST and the Indenture Trustee have entered into the Series B2 Supplement to the Indenture, dated as of August 9, 2005 (the “Series B2 Supplement”), pursuant to which WEST is to issue the Series B2 Notes in an initial aggregate Maximum Principal Balance of $100,000,000;

WHEREAS, the Series B2 Noteholders are willing to make loans to WEST on the Initial Closing Date and from time to time thereafter until the occurrence of a Conversion Event, and the obligation of WEST to repay such Loans will be represented by the Series B2 Notes;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                             Definitions.  (a)  Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture.  Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Assignment and Assumption” means an Assignment and Assumption Agreement, substantially in the form of Exhibit B attached hereto, pursuant to which the transferee of a Series B2 Note agrees to make Series B2 Loans to the extent of the Unused Commitment allocable to the Series B2 Note that is transferred to such transferee.

“Buyer” has the meaning set forth in Section 3.03(m).

“Commercial Paper Notes” means commercial paper notes issued by, or on behalf of, a CP Noteholder for the purpose of funding or maintaining its Loans to WEST and its holding of its Series B2 Note, including all such commercial paper notes so issued to re-finance matured commercial paper notes issued by, or on behalf of, such CP Noteholder that were originally issued to finance or maintain such CP Noteholder’s Loans to WEST and such holding.

“Conversion Date” means July 31, 2007 or such later date to which the Conversion Date may be extended (if extended) in the sole discretion of the Series B2 Note Purchasers in accordance with the terms of Section 2.03(b) hereof.

“CP Noteholder” means any Series B2 Noteholder that will fund or maintain its Loans and its holding of its Series B2 Note with the issuance of Commercial Paper Notes.

“Eligible Transferee” means (i) an Affiliate of a Series B2 Noteholder, or (ii) any other then existing Series B2 Noteholder, or (iii) a commercial bank, insurance company or other financial institution that (x) complies with the transfer provisions of Section 2.11 of the Indenture, and (y) if such transfer is to occur prior to the Conversion Date, such transferee in the reasonable determination of WEST, has the capability to make Loans to WEST up to the Unused Commitment in respect of the Series B2 Note being transferred to such financial institution and is otherwise reasonably acceptable to WEST, as evidenced to the Indenture Trustee in writing (which approval shall not be unreasonably withheld or delayed).

“Engine Information” means, with respect to any Engine, the manufacturer, type and model of such Engine, and manufacturer’s serial numbers of such Engine.

“Funding Date” means as to any Loan, the Business Day that is specified in the Funding Request for such Loan in accordance with Section 2.02 hereof.

“Funding Date Engine” has the meaning set forth in Section 3.03(l).

“Funding Request” means a written request by WEST to obtain Loans from the Series B2 Noteholders, such notice to be in the form of Exhibit A hereto and to conform to requirements of Section 2.02 hereof.

“Indemnified Party” has the meaning specified in Section 7.01 hereof.

“Indenture” means the Indenture, as supplemented by the Supplements, including the Series B2 Supplement, as the same may be amended and supplemented from time to time.

“Liquidity Agreement” means any agreement to which a CP Noteholder is a party and under which one or more Liquidity Providers has agreed to purchase from such CP Noteholder the Series B2 Notes held by such CP Noteholder and to assume such CP Noteholder’s obligation to make Loans in an amount up to the Unused Commitment of such CP Noteholder.

“Liquidity Provider” means any financial institution that is an Eligible Transferee and a party to a Liquidity Agreement with a CP Noteholder.

“Loans” means the Series B2 Loans and the Series A2 Loans.

“Material Adverse Effect” has the meaning specified in Section 4.01(a) hereof.

“Maximum Commitment” shall mean (a), for all Series B2 Noteholders, $13,558,400 in the aggregate, which amount may be increased up to $21,428,521 as provided in Section 2.03(d) of the Series B2 Supplement and Section 2.03(c) hereof, and (b), for each Series A2 Noteholder, the amount set forth opposite the name of such Series B2 Noteholder in Schedule 1 attached hereto, increased proportionately in the event of any increase in the aggregate Maximum Commitment described in clause (a) of this definition.

“Maximum Principal Balance” shall mean, with respect to any Warehouse Note, the maximum amount that WEST may borrow from the holder of such Warehouse Note, which shall be equal to the Maximum Commitment of such holder.

“Notes” means the Series A Notes and the Series B Notes.

“Series A Notes” means, collectively, (a) the $100,000,000 in maximum principal amount of WEST’s Series A2 Notes dated August 9, 2005 and issued pursuant to this Series A2 Note Purchase Agreement and the Series A2 Supplement and (b) the $200,000,000 in stated principal amount of WEST’s Series A1 Notes dated August 9, 2005 and issued pursuant to the Series A1 Note Purchase Agreement and the Series A1 Supplement.

“Series A2 Loan” means, individually or in the aggregate, a loan to WEST by the Holder or Holders of the Series A2 Notes pursuant to the Series A2 Supplement and the Series A2 Note Purchase Agreement.

“Series A2 Noteholder” means, initially, Fortis and HSH and, at any time of determination for the Series A2 Notes thereafter, any person in whose name a Series A2 Note is registered in the Register.

“Series A2 Note Purchase Agreement” means this Series A2 Note Purchase and Loan Agreement, dated as of August 9, 2005, among WEST, Willis and the Series A2 Noteholders, as may be amended, modified or supplemented from time to time in accordance with its terms.

“Series A2 Supplement” means the Series A2 Supplement dated as of August 9, 2005, between WEST and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Series B Notes” means, collectively, (a) the $28,276,878 in stated principal amount of WEST’s Series B1 Notes dated August 9, 2005 and issued pursuant to the Series B1 Note Purchase Agreement and the Series B1 Supplement, and (b) the $13,558,400 in maximum principal amount of WEST’s Series B2 Notes dated August 9. 2005 and issued pursuant to the Series B2 Note Purchase Agreement and the Series B2 Supplement.

“Series B2 Loan” means a funding by the Series B2 Noteholder of a loan to WEST pursuant to Article II hereof.

“Series B2 Note Purchase Agreement” means the Series B2 Note Purchase and Loan Agreement, dated as of August 9, 2005, among WEST, Willis and the Series B2 Noteholders as may be amended, modified or supplemented from time to time in accordance with its terms.

“Series B2 Noteholders” means, on the Closing Date, Fortis and HSH and, at any time of determination thereafter, any person in whose name a Series B2 Note is registered in the Register.

“Series B2 Related Documents” means the Series B2 Transaction Documents and the Related Documents, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“Series B2 Supplement” means the Series B2 Supplement to the Indenture, dated as of August 9, 2005, between WEST and the Indenture Trustee as may be amended, modified or supplemented from time to time in accordance with its terms.

“Third Party Claim” has the meaning specified in Section 7.01 hereof.

Section 1.02.                             Other Definitional Provisions.  The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Supplement.

ARTICLE II

PURCHASE AND SALE

Section 2.01.                             Sale and Delivery of the Series B2 Notes.  In reliance on the representations, warranties and agreements and on the terms and conditions set forth herein and in the Indenture and the Series B2 Supplement, WEST agrees to sell, and each of the Series B2 Noteholders severally and not jointly agrees to purchase, on the Initial Closing Date, a Series B2 Note with the Maximum Principal Balance for each Series B2 Noteholder set forth in Schedule 1 (which Maximum Principal Balances may be increased pursuant to Section 2.03(a) hereof and Section 2.03(d) of the Series B2 Supplement).  The Series B2 Notes shall be duly executed by WEST, duly authenticated by the Indenture Trustee and registered in the names of the Series B2 Noteholders.  The actual Outstanding Principal Balance of each Series B2 Note will be equal to the principal amount of the Loans made by the holder thereof from time to time in accordance with the terms hereof and of the Series B2 Supplement minus any payments of the principal amount of the Series B2 Notes made in accordance with the terms thereof and the Series B2 Supplement and the Indenture.

Section 2.02.                             Funding of Loans.  (a)  On the terms and conditions hereinafter set forth, each Series B2 Noteholder severally and not jointly agrees that it will make Loans to WEST, on the Initial Closing Date and from time to time thereafter until the occurrence of a Conversion Event, upon the receipt of a Funding Request from WEST and otherwise as provided in this Section 2.02 and in each subject to satisfaction of the applicable conditions precedent set forth in Article III hereof and in Article IV of the Series B2 Supplement, in a total amount outstanding at any time up to its Maximum Commitment.  It is expressly understood and agreed that WEST shall not have any right to receive, and each Series B2 Noteholder shall not have any obligation to disburse, (x) any amount in excess of the Maximum Commitment of such Series B2 Noteholder or (y) any amount whatsoever on or after the date on which a Conversion Event occurs.  Under no circumstances shall the Series B2 Noteholders fund any Loans if after giving effect to such Loans, (i) the aggregate Series B2 Note Outstanding principal balance outstanding hereunder would either (A) exceed the Series B2 Maximum Commitment or (B) result in a Senior Borrowing Base Deficiency or (ii) the Aggregate Note Principal Balance would exceed the Maximum Borrowing Base.

(b)                                 On the Initial Closing Date, each of the Series B2 Noteholders shall, upon satisfaction of the applicable conditions set forth in Sections 3.02 and 3.03 hereof, make a Loan to WEST in the amount set forth beside its name on Schedule 1.

(c)                                  On any Business Day after the Initial Closing Date and prior to the date on which a Conversion Event occurs, each of the Series B2 Noteholders agrees that it shall make a Loan to WEST in the amount specified in a Funding Request delivered to the Series B2 Noteholders by WEST at least three Business Days prior to the Funding Date set forth in such Funding Request, which shall specify (i) the aggregate amount of the Loans to be made by the Series B2 Noteholders and the amount of the Loan to be made by each individual Series B2 Noteholder on such Funding Date, (ii) the proposed Funding Date, and (iii) the use of the proceeds of such Loans, including the Engine Information for any Funding Date Engine being acquired with the proceeds of such Loans.  Each Funding Request delivered by WEST pursuant to this Section 2.04 shall be irrevocable.  On the Funding Date, each of the Series B2 Noteholders shall, upon satisfaction of the applicable conditions set forth in Article III hereof and Article IV of the Series B2 Supplement, make available to WEST by wire transfer in immediately available funds, at such bank or other location reasonably designated by WEST in the applicable Funding Request, an amount equal to the amount of such Loan related to such Funding.

(d)                                 If any Series B2 Noteholder shall default on its obligation to make a Loan on any Funding Date, one or more of the other Series B2 Noteholders may elect (but shall not be required to) to make the Loan of the defaulting Series B2 Noteholder.  In such event, the Maximum Principal Balance of the Series B2 Note held by the defaulting Series B2 Noteholder and the Maximum Commitment of the defaulting Series B2 Noteholder shall be reduced by the amount of the Loan so made, and the Maximum Principal Balance of the Series B2 Note held by the Series B2 Noteholder making such Loan and the Maximum Commitment of such Series B2 Noteholder shall be increased by the amount of such Loan.

(e)                                  WEST may, within 75 days, but no later than 45 days, prior to the then existing Conversion Date, by written notice to each Series B2 Noteholder, make written request for the Series B2 Note Noteholders to extend the Conversion Date for an additional period of 364 days.  The Series B2 Noteholders shall make a determination, in their sole discretion and after a full credit review, not more than 30 days and not less than 15 days prior to the then applicable Conversion Date as to whether or not they will agree to extend the Conversion Date; provided, however, that the failure of any Series B2 Noteholder to make a timely response to WEST’s request for extension of the Conversion Date shall be deemed to constitute a refusal by such Series B2 Noteholders to extend the Conversion Date.  It shall be a condition to the extension of the Conversion Date that (i) the commitment of all of the Series B2 Noteholders under the Series B2 Note Purchase Agreement be extended to the same date, (ii) a Rating Agency Confirmation shall have been received in respect of such extension and (iii) the commitments of all Series B2 Noteholders under the Series B2 Note Purchase Agreement be extended to the same date.

Section 2.03.                             Increase or Decrease in Maximum Commitments.  (a)  WEST may elect to increase the aggregate Maximum Principal Balances of the Series B2 Notes and the aggregate Maximum Commitments of the Series B2 Noteholders to an amount greater than $13,558,400 but not in excess of $21,428,521, subject to the receipt of (i) the prior written consent of all of the Series B2 Noteholders and (ii) a Rating Agency Confirmation, provided that, as a condition of any such increase, WEST also shall elect to increase the Maximum Principal Balances of the Series A2 Notes and the Maximum Commitments of the Series A2 Noteholders by a proportionate amount, as provided in the Series A2 Supplement and the Series A2 Note Purchase Agreement. Any increase pursuant to the preceding sentence shall be applied to increase the Maximum Principal Balances of the individual Series B2 Notes and the Maximum Commitments of the Series B2 Noteholders proportionately to the Maximum Principal Balances of the Series B2 Notes held by the Series B2 Noteholders immediately prior to such increase, and each Series B2 Noteholder agrees that its Maximum Commitment shall be increased by an amount equal to the amount by which the Maximum Principal Balance of its Series B2 Note is so increased, and that such increases shall be deemed to occur without any Series B2 Noteholder having to surrender its Series B2 Notes in exchange for a new Series B2 Note reflecting the increased Maximum Principal Balance.

(b)                                 WEST may, upon at least five Business Days’ notice to the Series B2 Noteholders, terminate in whole or reduce in part the aggregate Maximum Commitments of the Series B2 Noteholders and the Maximum Principal Balances of the Series B2 Notes in an aggregate amount not to exceed the excess of such Maximum Principal Balances over the then aggregate Outstanding Principal Balance of the Series B2 Notes; provided that any partial reduction of the aggregate Maximum Commitments of the Series B2 Noteholders and the Maximum Principal Balances of the Series B2 Notes shall be applied pro rata to the individual Maximum Commitments of the Series B2 Noteholders and the Maximum Principal Balances of the Series B2 Notes, respectively, and shall be accompanied by a proportionate partial reduction (based on the ratio of the Maximum Commitments of such Series prior to such reduction) of the aggregate Maximum Commitments of the Series A2 Noteholders. Each notice of reduction or termination pursuant to this Section 2.03(b) shall be irrevocable, and such reduction shall be deemed to occur without any Series B2 Noteholder having to surrender its Series B2 Notes in exchange for a new Series B2 Note reflecting the reduced Maximum Principal Balance.

ARTICLE III

CONDITIONS PRECEDENT TO OBLIGATION OF THE SERIES B2 NOTEHOLDERS

Section 3.01.                             Conditions Precedent to Issuance of Series B2 Notes.  The obligation of WEST to issue the Series B2 Notes to the Series B2 Noteholders is subject to satisfaction of the following conditions precedent:

(a)                                  All of the conditions precedent to the obligations of WEST set forth in Section 6A of the Series B1 Note Purchase Agreement shall have been satisfied by WEST and WEST, Willis and the Series B1 Noteholders shall have executed and delivered the Series B1 Note Purchase Agreement.

(b)                                 WEST, Willis and the Series B2 Noteholders shall have executed and delivered this Agreement.

(c)                                  WEST, Willis and the Series A2 Noteholders shall have executed and delivered the Series A2 Note Purchase Agreement.

(d)                                 WEST, Willis and the Series B1 Noteholders shall have executed and delivered the Series B1 Note Purchase Agreement.

Section 3.02.                             Conditions Precedent on Initial Closing Date.  The effectiveness of the agreement of the Series B2 Noteholders to make the Loans and their obligation to make the Initial Loans on the Initial Closing Date is subject to satisfaction of the following conditions precedent:

(a)                                  The Series B2 Noteholders shall have received from WEST a certificate, dated the Initial Closing Date and executed by a Controlling Trustee, to the effect that:

(i)                                     the representations and warranties of WEST in this Agreement and the Series B2 Supplement are accurate in all material respects as of the Initial Closing Date; and

(ii)                                  WEST has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Initial Closing Date.

(b)                                 The Series B2 Noteholders shall have received from Willis a certificate, dated the Initial Closing Date and executed by a Responsible Officer, to the effect that:

(i)                                     the representations and warranties of Willis in this Agreement and in the other Related Documents to which Willis is a party are accurate in all material respects as of the Initial Closing Date; and

(ii)                                  Willis has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Initial Closing Date.

(c)                                  The Series B2 Noteholders shall have received the following:

(i)                                     with respect to Willis a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten days before the Closing Date,

(ii)                                  with respect to WEST a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten days before the Closing Date, and

(iii)                               with respect to WEST Funding, a good standing certificate from the Secretary of State of Delaware, dated not earlier than ten days before the Closing Date.

(d)                                 The Series B2 Noteholders shall have received from the Secretary or other Responsible Officer of Willis, in the officer’s individual capacity, a certificate, dated the Initial Closing Date, to the effect that:

(i)                                     each individual who, as an officer or representative of Willis, signed this Agreement, any Related Document or any other document or certificate delivered on or before the Initial Closing Date in connection with the transactions contemplated in this Agreement or in the Related Documents was at the respective times of such signing and delivery, and is as of the Initial Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii)                                  no event (including any act or omission on the part of Willis) has occurred since the date of the good standing certificate referred to in paragraph (c) above that has affected the good standing of Willis under the laws of the State of Delaware.

(iii)                               attached to such certificate are accurate copies of the organizational documents of Willis, as in effect on the Initial Closing Date, and of the resolutions of Willis and any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(e)                                  The Series B2 Noteholders shall have received from a Controlling Trustee of WEST a certificate, dated the Closing Date, to the effect that:

(i)                                     each individual who, as a Controlling Trustee or other representative of WEST, signed this Agreement, any Related Document, or any other document or certificate delivered on or before the Initial Closing Date in connection with the transactions contemplated in this Agreement or in the Related Documents, was at the respective times of such signing and delivery, and is as of the Initial Closing Date, duly elected or appointed, qualified, and acting as such Controlling Trustee or representative, and the signature of the individual appearing on the documents and certificates is such Controlling Trustee’s genuine signature; and

(ii)                                  no event (including any act or omission on the part of WEST) has occurred since the date of the good standing certificate referred to in paragraph (c) above that has affected the good standing of WEST under the laws of the State of Delaware.

(iii)                               attached to such certificate are accurate copies of the trust agreement of WEST, as in effect on the Initial Closing Date, and of the resolutions of WEST, and of any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(f)                                    The Series B2 Noteholders shall have received from the Secretary or other Responsible Officer of WEST Funding, in the officer’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i)                                     each individual who, as an officer or representative of WEST Funding, signed any Related Document or any other document or certificate delivered on or before the Initial Closing Date in connection with the transactions contemplated in the Related Documents, was at the respective times of such signing and delivery, and is as of the Initial Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii)                                  no event (including any act or omission on the part of WEST Funding) has occurred since the date of the good standing certificate referred to in paragraph (c) above that has affected the good standing of WEST Funding under the laws of its chartering jurisdiction, and

(iii)                               attached to such certificate are accurate copies of the relevant organizational documents of WEST Funding, as in effect on the Initial Closing Date, and of the resolutions of WEST Funding, and of any required consent relating to the transactions contemplated in the Related Documents.

(g)                                 The Series B2 Noteholders shall have received from Thomas C. Nord, in his capacity as General Counsel of Willis and Pillsbury Winthrop Shaw Pittman LLP, in its capacity as special New York counsel for Willis, WEST and WEST Funding, an opinion or opinions, dated the Initial Closing Date and addressed to the Series B2 Noteholders, addressing corporate/entity matters, enforceability, security interest, tax, securities law and disclosure matters, that is or are in form and substance reasonably acceptable to the Series B2 Noteholders.

(h)                                 The Series B2 Noteholders shall have received from Morris, James Hitchens & Williams LLP, in its capacity as special Delaware counsel for Willis, WEST and WEST Funding, an opinion or opinions, dated the Initial Closing Date and addressed to the Series B2 Noteholders, addressing Delaware entity and security interest perfection matters, that is in form and substance reasonably acceptable to the Series B2 Noteholders.

(i)                                     The Series B2 Noteholders shall have received from Pillsbury Winthrop Shaw Pittman LLP, in its capacity as special bankruptcy counsel for Willis, WEST and WEST Funding, an opinion or opinions, dated the Closing Date and addressed to the Indenture Trustee and the Security Trustee, addressing “true sale” matters in connection with the transfers contemplated under the Asset Transfer Agreement, and substantive consolidation with respect to WEST and its subsidiaries and Willis, in each case under the U.S. federal bankruptcy law, that is or are in form and substance acceptable to the Placement Agent in its sole discretion.

(j)                                     The Series B2 Notes shall have been rated by Moody’s and Fitch not less than Baa3 and BBB, respectively, and such ratings shall not have been rescinded.

(k)                                  The Series B2 Transaction Documents and the Related Documents shall have been duly executed and delivered by the parties thereto.

(l)                                     The Series B2 Notes shall have been executed by WEST and authenticated by the Indenture Trustee.

(m)                               Evidence of recordation of the Initial Engine Mortgages with the FAA and an opinion from McAfee & Taft in its capacity as special. The Series B2 Notes shall have been executed by WEST and authenticated by the Indenture Trustee.

(n)                                 All proceedings in connection with the transactions contemplated by this Agreement, the other Series B2 Transaction Documents and the Related Documents shall be satisfactory in form and substance to the Series B2 Noteholders.

Section 3.03.                             Conditions Precedent To Loans.  The obligations of the Series B2 Noteholders to make Loans on any Funding Date after the Initial Closing Date are subject to the following conditions precedent:

(a)                                  Funding Request.  WEST shall have delivered a Funding Request to the Series B2 Noteholders in respect of such Loans at least three (3) Business Days prior to the Funding Date.

(b)                                 Series B2 Loans.  On such Funding Date, Loans are also made by the Series A2 Noteholders under the Series A2 Note Purchase Agreement in an amount that shall be a proportionate partial reduction (based on the ratio of Maximum Commitments of such series prior to such reduction) of the aggregate Maximum Commitments of the Loans funded by the Series B2 Noteholders under this Agreement;

(c)                                  No Conversion Event.  As of the Funding Date, as applicable, no Conversion Event shall have occurred, unless Noteholders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series B2 Notes and the Series A2 Notes have waived the occurrence of each and every Conversion Event that has occurred.

(d)                                 No Early Amortization Event.  Before and after giving effect to such Loan, no Early Amortization Event shall have occurred, unless Noteholders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series B2 Notes and the Series A2 Note have waived the occurrence of each and every Early Amortization Event that has occurred.

(e)                                  No Servicer Termination Event.  Before and after giving effect to such Loan, no Servicer Termination Event shall have occurred, unless Noteholders representing one hundred percent (100%) of the Outstanding Principal Balance of the Series B2 Notes and the Series A2 Note have waived the occurrence of each and every Servicer Termination Event that has occurred.

(f)                                    No Violation of Maximum Commitment.  Before and after giving effect to such Loan, the aggregate Outstanding Principal Balance of the Series B2 Notes will not exceed the Maximum Commitment of the Series B2 Noteholders.

(g)                                 No Senior Borrowing Base Deficiency.  Before and after giving effect to such Loan, and the acquisition of any Additional Engine with the proceeds thereof, no Senior Borrowing Base Deficiency is or would be continuing.

(h)                                 Senior Borrowing Base and Junior Borrowing Base.  Before and after giving effect to such Loan, the aggregate Outstanding Principal Balance of all Series then Outstanding does not exceed the Senior Borrowing Base or the Junior Borrowing Base, as the case may be.

(i)                                     Certificate.  Each of the following shall be true and the Indenture Trustee shall have received a certificate signed by a Controlling Trustee of WEST stating that

(i)                                     the representations and warranties of WEST contained in this Agreement are true and correct on and as of the Funding Date, as though made on and as of such date;

(ii)                                  the conditions described in clauses (a), (b) and (c) are satisfied; and

(iii)                               no Default or Event of Default has occurred or is continuing;

(j)                                     Available Collections Amount.  If the proceeds of the Loan are being used to increase the Available Collections Amount on any Payment Date, the Indenture Trustee shall have received a certificate from the Administrative Agent to the effect that the Available Collections Amount for such Payment Date without the inclusion of such Loan is in an amount sufficient to pay Base Interest on all Series B Notes in accordance with Section 3.13 of the Indenture.

(k)                                  Engine Modifications.  If the proceeds of the Loan are being used to fund Mandatory Engine Modifications or Discretionary Engine Modifications, the Indenture Trustee, the Series B2 Noteholders and Series A2 Noteholders shall have received (x) evidence satisfactory to the Indenture Trustee, the Series B2 Noteholders and the Series A2 Noteholders that the approvals by the Controlling Trustees required by Section 5.03(c) of the Indenture and (y) invoices or other evidence of the cost of such Mandatory Engine Modifications or Discretionary Engine Modifications, as the case may be, have been obtained.

(l)                                     Funding Date Engine.  If the proceeds of the Loan are to be used to acquire the Third Remaining Engine or an Additional Engine (all such Engines being collectively referred to herein with respect to the applicable Funding Date as, the “Funding Date Engines”), the Indenture Trustee shall have received evidence satisfactory to the Indenture Trustee as to the following:

(i)                                     the approvals by the Controlling Trustees required by Section 5.03(b) have been obtained;

(ii)                                  the Funding Date Engine satisfies the requirements in the definition of an “Engine” in the Indenture, and the purchase price for the Funding Date Engine satisfies the requirements of Section 5.03(b) of the Indenture;

(iii)                               no Event of Loss has occurred with respect to the Funding Date Engine and that no other damage has occurred with respect to the Funding Date Engine that would materially adversely affect the value of the Funding Date Engine;

(iv)                              the Mortgage with respect to each Funding Date Engine has been duly registered with the FAA, and such other filings and actions as the Indenture Trustee reasonably deems necessary have been made and taken to establish the priority and perfection of the Lien of the Security Trustee in each Funding Date Engine and the other Collateral;

(v)                                 the Lien created by each Mortgage constitutes a first priority security interest in the applicable Funding Date Engine and any other Collateral (including the Accounts) owned by WEST free and clear of liens (other than Permitted Liens), and any Prior Financing in respect of any Funding Date Engine has been fully paid and satisfied and any Liens created in connection with such Prior Financing have been released and discharged on all applicable public records, or the Indenture Trustee has received such evidence of the release and discharge of such Liens or the obligation of the lender under such Prior Financing to release and discharge such Liens as shall be acceptable to the Indenture Trustee;

(vi)                              all necessary fees and Taxes relating to such filings and registration have been paid;

(vii)                           if applicable, UCC financing statements and other appropriate financing statements (including one or more financing statements to be filed with respect to the Lease for each Funding Date Engine) or notices and consents, duly executed by WEST or the Buyer or other appropriate Person, and duly filed with the appropriate offices or registers as designated by the Indenture Trustee, and WEST and the Buyer shall have done such other acts requested by the Lender to perfect the security interest or charge in any Collateral covered by any Document (including the Accounts);

(viii)                        after the inclusion of the Funding Date Engines, (i) the percentage of Off-Production Engines in the Portfolio (measured by Adjusted Borrowing Value) does not exceed *** until the fourth anniversary of the Closing Date and *** thereafter, and (ii) the Administrative Agent shall have provided a schedule showing the total amounts of the Initial Borrowing Values of the Funding Date Engines and the Adjusted Borrowing Values of all other Engines within each Concentration Limit category and of Off-Production Engines as a percentage of the Aggregate Adjusted Borrowing Value of the Portfolio;

(ix)                                the making of the Loan or Loans will not result in a Senior Borrowing Base Deficiency, Junior Borrowing Base Deficiency or Maximum Borrowing Base Deficiency, and the Administrative Agent shall have provided a schedule showing the total amounts of the Initial Borrowing Values of the Funding Date Engines and the Adjusted Borrowing Values of all other Engines in relation to the Series A Notes Balances, Series B Notes Balances and Aggregate Note Balances after all Loans are made on the Funding Date and certifying that (A) the Series A Note Outstanding principal balance (after giving effect to the proposed Loans on such Funding Date) will not exceed the Senior Borrowing Base (calculated after giving effect to the acquisition of such Engine) and (B) the Series B Note Outstanding principal balance (after giving effect to the proposed Loans on such Funding Date) will not exceed the Junior Borrowing Base and complies with the requirements therefor set forth in the Indenture and the Series B2 Supplement;

(x)                                   an invoice, contract or other written document evidencing the amount of the Purchase Price of each Funding Date Engine; a copy of the Appraisals for each Funding Date Engine, dated not more than six (6) months prior to the Funding Date and, if the Seller is an Affiliate of WEST, evidence of the book value of the Funding Date Engine in the hands of the Seller, and the Administrative Agent shall have delivered to the Indenture Trustee, the Servicer and the Series B2 Noteholders a certificate as to the Initial Appraised Value and Initial Borrowing Value of each Funding Date Engine; and

***           Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

(xi)                                all conditions precedent under the Asset Transfer Agreement, with respect to the Third Remaining Engine, or the applicable Acquisition Agreement, with respect to any Additional Engine, shall have been satisfied or waived by the relevant parties;

(m)                               Mortgage and Acquisition Agreement.  If the proceeds of the Loan are to be used to acquire a Funding Date Engine, the following documents shall have been duly executed and delivered by the indicated parties: a Mortgage, duly executed and delivered by the Engine Subsidiary or Engine Trust that will own such Funding Date Engine (the “Buyer”), and an Acquisition Agreement, duly executed and delivered by WEST, the applicable Seller and any WEST Subsidiary a party thereto (including the Buyer, if applicable);

(n)                                 Lease.  If a Funding Date Engine is subject to a Lease, (i) such Lease meets the requirements of the Indenture, (ii) a chattel paper copy of the Lease for each Funding Date Engine and a chattel paper copy of any Lease Supplement for each Funding Date Engine shall have been delivered pursuant to the requirements of the Security Trust Agreement and the Custodial Agreement (or if any such chattel paper copy does not exist, appropriate evidence with respect to the missing chattel paper copy reasonably acceptable to the Indenture Trustee and the Series B2 Noteholders), and (iii) the Lessee under each Lease relating to each Funding Date Engine shall have been directed to remit to the Collections Account all Lease Payments owing pursuant to such Lease;

(o)                                 Maintenance Reserves.  If a Funding Date Engine is subject to a Lease that requires Maintenance Reserves Payments, any Maintenance Reserve Payment Balance for each such Funding Date Engine shall have been transferred to the Engine Reserve Account.

(p)                                 Security Deposits.  If a Funding Date Engine is subject to a Lease that requires Security Deposits, such Security Deposits, if any, for each such Funding Date Engine that are in the form of cash or funds shall have been transferred to the Security Deposit Account and such Security Deposits, if any, in the form of letters of credit or similar collateral shall have been transferred to the Security Trustee.

(q)                                 Engine Trustee Documents.  With respect to each Funding Date Engine owned or to be owned by an Engine Trustee, the Security Trustee shall have received from such Engine Trustee (i) a copy of the resolutions of the Board of Directors of the Engine Trustee, in its individual capacity, certified by a Responsible Officer of the Engine Trustee, duly authorizing the execution, delivery and performance by the Engine Trustee of each of the Related Documents to which the Engine Trustee is or will be a party; (ii) an incumbency certificate of the Engine Trustee, as to the persons authorized to execute and deliver the Related Documents to which it is or will be a party and the signatures of such person or persons; and (iii) a legal opinion of counsel to the Engine Trustee with respect to the due authorization, execution and delivery by the Engine Trustee of the Related Documents to which it is or will be a party.

(r)                                    Legal Opinions.  If a Funding Date Engine is being acquired, the Indenture Trustee shall have received an opinion of special FAA counsel in the United States as to the creation, priority and perfection of the security interest created by the Mortgage in each Funding

Date Engine and the other Collateral effected pursuant to clause (k)(v) above, in form and substance satisfactory to the Indenture Trustee.

(s)                                  Insurance.  If a Funding Date Engine that is being acquired is subject to a Lease, the Indenture Trustee shall have received a certificate from an insurance broker, naming the Indenture Trustee as sole loss payee and additional insured.

(t)                                    Governmental Consents.  The Indenture Trustee shall have received originals (or copies certified to be true copies by a Responsible Officer of the Administrative Agent) of all approvals or consents of Governmental Authorities or other third parties, if any, necessary for WEST to execute, deliver and perform its obligations under the Related Documents and the transactions contemplated thereby.

(u)                                 Illegality.  No change shall have occurred after the date of this Agreement in Applicable Law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it illegal for any party to execute, deliver and perform the Series B2 Related Documents to which it is a party and no action or proceeding shall have been instituted nor shall any action or proceeding be threatened before any court or Governmental Authority, nor shall any order, judgment or decree have been issued by any court or Governmental Authority prior to the Funding Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Series B2 Transaction Document or the transactions contemplated hereby or thereby.

(v)                                 Senior Restricted Cash Account.  After giving effect to such Loan, the balance of funds on deposit in the Senior Restricted Cash Account Shall be not less than the Senior Restricted Cash Amount (calculated after giving effect to such Loan).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF WEST AND WILLIS

Section 4.01.                             Representations and Warranties of WEST.  WEST represents (as of the initial Closing Date and as of each Funding Date on which a Loan is made by a Series A2 Noteholder pursuant to the Supplement and this Agreement, unless otherwise indicated) and warrants to, and agrees with, the Series A2 Noteholders that:

(a)                                  WEST has been duly formed and is validly existing as a Delaware statutory trust in good standing under the laws of the State of Delaware with organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, has been duly qualified as a foreign trust to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a material adverse effect on (i) its condition (financial or otherwise), results of operations, assets, affairs of WEST and the WEST Subsidiaries taken as a whole, or (ii) the ability of WEST to perform its obligations under any Related Document to which it is a party, or (iii) the enforceability of any Related Document including the ability of the Indenture

Trustee to enforce its rights under any Related Document (any of clauses (i), (ii) and (iii), a “Material Adverse Effect”).

(b)                                 WEST Funding has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, has been duly qualified as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

(c)                                  WEST has all requisite organizational power and authority to execute, deliver and perform its obligations under this Agreement and the other Related Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the organizational power and authority to issue, sell and deliver the Series B2 Notes as provided herein and therein.

(d)                                 This Agreement, the Indenture and each of the other Related Documents to which WEST is a party have been, or as of the Initial Closing Date will be, duly authorized, executed and delivered by WEST and constitute valid and legally binding agreements enforceable against WEST in accordance with their terms, except as enforceability may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of such Related Documents that purport to provide indemnification from securities law liabilities.

(e)                                  The Series B2 Notes have been duly and validly authorized by WEST for issuance and sale to the Series B2 Noteholders pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and the Series B2 Supplement and delivered against payment therefor in accordance with the terms hereof, will constitute valid and legally binding obligations of WEST, enforceable against WEST in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies, and to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (whether considered in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

(f)                                    Neither WEST nor any WEST Subsidiary is (A) in violation of its organizational documents, (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which WEST or any WEST Subsidiary is a party, or to which any of the property or assets of WEST or of any WEST Subsidiary may be subject, or by which it may be bound, or (C) in violation of any applicable local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree having jurisdiction over any of them or any of their assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to (x) individually or in the aggregate, result in a Material Adverse Effect, or (y) in any manner draw into question the validity of this Agreement or any other Related Document.

(g)                                 None of (A) the execution, delivery or performance by WEST or any WEST Subsidiary of this Agreement and the other Related Documents, (B) the issuance and sale of the Series B2 Notes, and (C) consummation of the transactions contemplated hereby and thereby violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent that has not been obtained under, or will result in the imposition of a lien or encumbrance other than a Permitted Encumbrance, on any properties of WEST or any WEST Subsidiary, or an acceleration of any indebtedness of WEST or any WEST Subsidiary pursuant to (i) the organizational documents of WEST or any WEST Subsidiary, (ii) material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which WEST or any WEST Subsidiary is a party, or to which any of the property or assets of WEST or of any WEST Subsidiary may be subject, or by which it may be bound, (iii) any statute, rule or regulation applicable to WEST or any WEST Subsidiary or any of their assets or properties or (iv) any judgment, order or decree of any court or Governmental Authority having jurisdiction over WEST or any WEST Subsidiary or any of their assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consent, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect.

(h)                                 There is no action, suit or proceeding before or by any court or Governmental Authority, domestic or foreign, now pending, or, to the knowledge of WEST, threatened, against or affecting WEST or any of the WEST Subsidiaries or any of their respective properties, at law or in equity, that, if adversely determined, would have a Material Adverse Effect or that might materially and adversely affect the consummation of the transactions contemplated by the Related Documents to which WEST or any WEST Subsidiary is a party.

(i)                                     No authorization, approval, consent or order of or filing, registration, qualification, license or permit of or with any court or Governmental Authority or agency or any other Person is necessary in connection with (A) assuming the accuracy of the representations, warranties, agreements and covenants of each of the Series B2 Noteholders contained in Articles V hereof, the offering, issuance or sale of the Series B2 Notes hereunder and (B) the execution, delivery and performance by Willis, WEST and the WEST Subsidiaries of this Agreement and the other Related Documents, except such as have been, or as of the Closing Date will have been, obtained, or such as may otherwise be required under applicable state securities laws in connection with the offer for sale and the purchase by the Series B2 Noteholders of the Series B2 Notes, any recordation of the pledge of the Collateral to the Security Trustee pursuant to the Security Trust Agreement that has not yet been completed, or other than as provided in the Transaction Documents.

(j)                                     Since July 25, 2005, (A) there has been no material adverse change, or any development that is reasonably likely to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by WEST or any WEST Subsidiary, other than those in the ordinary course of business, that are material with respect to WEST and the WEST Subsidiaries taken as a whole.

(k)                                  WEST and each of the WEST Subsidiaries, at the Initial Closing Date and on each Funding Date, will have good and marketable title to all properties and assets, free and clear of all liens, charges, encumbrances or restrictions, except for Permitted Encumbrances or are not material to the business of WEST and the WEST Subsidiaries.

(l)                                     WEST and each WEST Subsidiary possesses, and at the Initial Closing Date and on each Funding Date, will possess all material licenses, certificates, authorities or permits, if any are required pursuant to prevailing Applicable Law, issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business, and WEST has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, (1) would result in a Material Adverse Effect, or (2) would materially and adversely affect the ability of WEST to perform its obligations hereunder or under the Related Documents.

(m)                               No part of the proceeds of the Loans will be used for “buying” or “carrying” any “margin stock” within the respective meanings of each of the quoted terms under Regulation T, U and X as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board.

(n)                                 WEST is not, and after giving effect to the sale of the Series B2 Notes to the Series B2 Noteholders pursuant to this Agreement and the application of the proceeds therefrom, will not be an “investment company” under the 1940 Act nor is WEST an entity “controlled” by an “investment company” as such term is defined in the 1940 Act.

(o)                                 Other than the insurance with respect to the Engines under Leases, which insurance is maintained by the respective Lessees, WEST and the WEST Subsidiaries maintain insurance with respect to the assets, properties and business of WEST and the WEST Subsidiaries of the types and in amounts generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies and businesses and as required by the Indenture and other Related Documents, all of which insurance is in full force and effect.

(p)                                 Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Related Documents to which WEST is a party and of the Series B2 Notes have been paid or will be paid at or prior to the Closing Date.

(q)                                 Assuming the accuracy of the representations, warranties, agreements and covenants of each of the Series B2 Noteholders contained in Article V hereof, the offer, sale and delivery of the Series B2 Notes in the manner contemplated by this Agreement do not require registration under the Securities Act and, in connection therewith, the Indenture is not required to be qualified under the Trust Indenture Act of 1939.

(r)                                    No securities of the same class (within the meaning of paragraph (d)(3) of Rule 144A under the Securities Act) as the Series B2 Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted on any United States automated inter-dealer quotation system.

(s)                                  Neither WEST nor any of its affiliates (as defined for purposes of Rule 501(b) of Regulation D) has, directly or through any agent (provided that no representation is made as to the Series B2 Noteholders or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined for purposes of the Securities Act) that is or will be integrated with the offering and sale of the Notes in a manner that would require the registration thereof under the Securities Act or (ii) solicited any offer to buy or offer to sell the Notes in any manner involving a public offering (within the meaning of Section 4(2) of the Securities Act), including by means of, or in connection with the offering of the Notes otherwise engaging in, any form of general solicitation or general advertising (within the meaning of Regulation D).

(t)                                    WEST and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by WEST, or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA.  “ERISA Affiliate” means, with respect to WEST or a WEST Subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which WEST is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates.  No “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Neither WEST nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by WEST, or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(u)                                 The representations and warranties of WEST and each WEST Subsidiary in the Security Trust Agreement will be true and correct (unless such representation or warranty specifically relates to an earlier date in which case it shall be true and correct as of such earlier date).

(v)                                 The representations and warranties of WEST set forth in Section 5.01 of the Indenture will be true and correct (unless such representation or warranty specifically relates to an earlier date in which case it shall be true and correct as of such earlier date).

Section 4.02.                             Representations and Warranties and Agreements of Willis.  Willis hereby represents and warrants as of the Initial Closing Date and covenants with the Series B2 Noteholders that:

(a)                                  Willis has been duly formed and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, has been duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

(b)                                 Willis has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Related Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

(c)                                  This Agreement and each of the other Related Documents to which Willis is a party have been duly authorized, executed and delivered by Willis and constitute valid and legally binding agreements enforceable against Willis in accordance with their terms, except as enforceability may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of such Related Documents that purport to provide indemnification from securities law liabilities.

(d)                                 Willis is not (A) in violation of its certificate of incorporation or by-laws (or similar organizational documents), (B) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Willis is a party, or to which any of the property or assets of Willis may be subject, or by which it may be bound, or (C) in violation of any Applicable Law, statute, ordinance, rule, regulation, requirement, judgment or court decree having jurisdiction over it or any of its assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to (x) individually or in the aggregate, result in a Material Adverse Effect, (y) interfere with or adversely affect the issuance or marketability of the Notes pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Transaction Document.

(e)                                  No authorization, approval, consent or order of or filing, registration, qualification, license or permit of or with any court or Governmental Authority or agency or any other Person is necessary in connection with (A) the offering, issuance or sale of the Series B2 Notes hereunder and (B) the execution, delivery and performance by Willis, WEST and the WEST Subsidiaries of this Agreement and the other Related Documents, except such as have been, or as of the Initial Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the offer for sale and purchase by the Series B2 Noteholders of the Series B2 Notes, and any recordation of the pledge of the Collateral to the Security Trustee pursuant to the Security Trust Agreement that has not yet been completed, other than as provided in the Related Documents.

(f)                                    Other than the insurance with respect to the Engines under Leases, which insurance is maintained by the respective Lessees, Willis maintains insurance with respect to the assets, properties and business of Willis of the types and in amounts generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies and businesses and as required by the Indenture and other Related Documents, all of which insurance is in full force and effect.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE SERIES B2 NOTEHOLDERS

Each of the Series B2 Noteholders hereby severally and not jointly makes the following representations and warranties as to itself to WEST and Willis as of the Initial Closing Date and as of each Funding Date:

Section 5.01.                             Authority, etc.  This Series B2 Note Purchase Agreement has been duly and validly executed and delivered by the Series B2 Noteholder and constitutes a legal, valid and binding obligation of the Series B2 Noteholder, enforceable against the Series B2 Noteholder in accordance with its terms, subject as to enforcement to bankruptcy, reorganization, insolvency, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

Section 5.02.                             Securities Act.  (a)  The Series B2 Note purchased by such Series B2 Noteholder pursuant to this Series B2 Note Purchase Agreement will be acquired for investment only and not with a view to any public distribution thereof, and such Series B2 Noteholder will not offer to sell or otherwise dispose of its Series B2 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable state or other securities laws.

(b)                                 The Series B2 Noteholder acknowledges that it has no right to require WEST to register the Series B2 Notes under the Securities Act or any other securities law.  The Series B2 Noteholder agrees that the Series B2 Notes may not be reoffered, resold, pledged or otherwise transferred except in compliance with the Securities Act and to a person that the Series B2 reasonably believes is a Qualified Institutional Buyer or Institutional Accredited Investor purchasing for its own account.  Neither such Series B2 Noteholder nor any of its Affiliates nor any persons acting on their behalf have engaged or will engage in any general solicitation or general advertising with respect to the Series B2 Note.

(c)                                  Such Series B2 Noteholder (as to itself) is aware of the following:  (i) there are significant restrictions on and conditions to the transferability of the Series B2 Note (and the Series B2 Note will bear legends referring to such restrictions) and there is no market for the Series B2 Note and no market is expected to develop for the Series B2 Note, and accordingly, it may not be possible for the Series B2 Noteholder to liquidate its investment in the Series B2 Notes; (ii) no Governmental Authority has made any findings as to the fairness of this Series B2 Note Purchase Agreement or the terms and conditions of the Series B2 Note; (iii) there are numerous risks and uncertainties involved in the Series B2 Noteholder’s acquisition of the Series B2 Note and the Series B2 Noteholder has been advised of and understands such risks and uncertainties; and (iv) any projections or predictions that may have been made available to the Series B2 Noteholder are based on estimates, assumptions, and forecasts which may prove to be incorrect; and no assurance is given that actual results will correspond with the results contemplated by the various projections.

(d)                                 Such Series B2 Noteholder has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of an investment in the Series B2 Notes and has carefully considered the suitability of an investment in such Notes and has determined that the Series B2 Notes are a suitable investment.  Such Series B2 Noteholder has received and carefully read the Transaction Documents and the Series B2 Noteholder confirms that all documents, records and books pertaining to the Series B2 Notes, WEST and its assets and the other parties to the Transaction Documents which are relevant to the Series B2 Noteholder’s investment decision have been made available to such Series B2 Noteholder.  Such Series B2 Noteholder is capable of bearing the risks and burdens of its investment in the Series B2 Notes and is aware that an Optional Redemption of the Series B2 Notes may occur and that no premium will be paid upon any Optional Redemption.

ARTICLE VI

OTHER COVENANTS

Section 6.01.                             Securities Act.  WEST agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Series B2 Notes and the Series A2 Notes in a manner that would require the registration under the Securities Act of the sale to the Series B2 Noteholders and the Series A2 Noteholders of the Series B2 Notes and the Series A2 Notes, respectively.

Section 6.02.                             Legal Conditions to Closing.  The Series B2 Noteholders, WEST and Willis will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on any of them with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to one another in connection with any such legal requirements.  The Series B2 Noteholders, WEST, and Willis will take all reasonable action necessary to obtain (and will cooperate with one another in obtaining) any consent, authorization, permit, license, franchise, order or approval of, or any exemption by, any Governmental Authority or any other Person, required to be obtained or made by it in connection with any of the transactions contemplated by this Agreement.

Section 6.03.                             Expenses and Fees.  Except as otherwise expressly provided herein, all Issuance Expenses incurred in connection with the entering into this Series B2 Note Purchase Agreement and the transactions contemplated hereby shall be paid by WEST.

Section 6.04.                             Mutual Obligations.  On and after the date of this Agreement, the Series B2 Noteholders, WEST and Willis will do, execute and perform all such other acts, deeds and documents as the other party may from time to time reasonably require in order to carry out the intent of this Agreement.

Section 6.05.                             Pledge to Liquidity Providers.  WEST recognizes the obligations of any CP Noteholder under the terms of the related Liquidity Agreement and hereby consents to the transfer by such CP Noteholder of the Series B2 Notes to the Liquidity Providers when required and in accordance with the terms of the Liquidity Agreement; provided that each of the Liquidity Providers shall be a Qualified Institutional Buyer, the total number of Liquidity Providers for such CP Noteholder shall not at any time exceed three (3), and each Liquidity Provider shall have delivered to WEST and the Indenture Trustee on or before the later of the date hereof and the date on which it first becomes a Liquidity Provider, an Investment Letter making representations and warranties substantially identical to those set forth in the form of Exhibit B to the Indenture and an Assignment and Assumption Agreement, and provided, further that, prior to the Conversion Date, each Liquidity Provider shall be an Eligible Transferee and shall execute an Assignment and Assumption as a condition of such transfer.  Transfers of the Series B2 Notes under the terms of the Liquidity Agreement shall be subject to the terms of this Section 5.05, but shall not otherwise be subject to the transfer restrictions set forth in the Indenture.

ARTICLE VII

INDEMNIFICATION

Section 7.01.                             Indemnification by WEST.  WEST agrees to indemnify and hold harmless the Series B2 Noteholders and any of their respective officers, directors, employees, agents, representatives, assignees and Affiliates (each, an “Indemnified Party”) against any and all losses, claims, damages, liabilities or expenses (including reasonable legal and accounting fees) (collectively, “Losses”), as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of WEST in this Agreement or any other Related Document or in any certificate or other written material delivered pursuant hereto; provided, however, that WEST shall not be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses arising from such Person’s gross negligence, willful misconduct or bad faith. Notwithstanding the foregoing, WEST shall not be liable for any settlement of any proceeding effected without its written consent.  All amounts due to an Indemnified Party under this Article VII shall be included in Noteholder Increased Costs for the Series B2 Notes and the Indenture Trustee shall pay such amounts to such Series B2 Noteholders as part of the Series B2 Increased Costs out of the Available Collections Amount on each Payment Date as provided in Section 3.13 of the Indenture and Section 3.02 of the Series B2 Supplement.

Section 7.02.                             Indemnification by Willis.  Willis agrees to indemnify and hold harmless an Indemnified Party against all Losses, as incurred (payable promptly upon written request), for or on account of or arising from or in connection with any breach of any representation, warranty or covenant of Willis in this Agreement or any other Related Document or in any certificate or other written material delivered pursuant hereto; provided, however, that Willis shall not be so required to indemnify any such Person or otherwise be liable to any such Person hereunder for any Losses arising from such Person’s gross negligence, willful misconduct or bad faith. Notwithstanding the foregoing, Willis shall not be liable for any settlement of any proceeding effected without its written consent.

Section 7.03.                             Procedure.  In order for any Indemnified Party to be entitled to any indemnification provided for under this Agreement in respect of, arising out of, or involving a claim made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must notify WEST in writing of the Third Party Claim within five Business Days of receipt of a summons, complaint or other written notice of the commencement of litigation and within ten Business Days after receipt by such Indemnified Party of any other written notice of the Third Party Claim.  Thereafter, the Indemnified Party shall deliver to WEST, within a reasonable time after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

Section 7.04.                             Defense of Claims. If a Third Party Claim is made against an Indemnified Party, (a) WEST or Willis, as the case may be, will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by WEST or Willis, as the case may be, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) WEST or Willis, as the case may be, first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full.  Should WEST or Willis, as the case may be, so elect to assume the defense of a Third Party Claim, WEST or Willis, as the case may be, will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof.  If WEST or Willis, as the case may be, elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with WEST or Willis, as the case may be, in connection with such defense and (ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without WEST’s or Willis’, as the case may be, prior written consent.  If WEST or Willis, as the case may be, shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense.  If WEST or Willis, as the case may be, does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to WEST or Willis, as the case may be, of such terms and, WEST or Willis, as the case may be, will promptly reimburse the Indemnified Party upon written request.

ARTICLE VIII

MISCELLANEOUS

Section 8.01.                             Amendments.  No amendment or waiver of any provision of this Series B2 Note Purchase Agreement shall in any event be effective unless the same shall be in writing and signed by all of the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.02.                             Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopies) or delivered by overnight courier service, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto.  All such notices and communications shall, when telecopied or sent by overnight delivery service, be effective with respect to telecopy notices, when the sending machine receives confirmation of the transmission, and with respect to overnight delivery service when confirmed by signed receipt.

If to the Series B2 Noteholder, to the addresses set forth in Schedule 2:

If to WEST:

Willis Engine Securitization Trust
c/o Willis Lease Finance Corporation
2320 Marinship Way
Suite 300
Sausalito, California 94965
Telephone No.  (415) 331-5281
Facsimile No.  (415) 331-5167

If to Indenture Trustee :

Deutsche Bank Trust Company Americas
60 Wall Street
New York, New York 10005
New York, New York
Attention: TSS-Structured Finance
Facsimile No.  (212) 797-8606

Section 8.03.                             No Waiver; Remedies.  No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 8.04.                             Binding Effect; Assignability.  This Agreement shall be binding upon and inure to the benefit of WEST and the Series B2 Noteholders and their respective successors and assigns (including any subsequent Holders of the Series B2 Notes, subject to their executing and delivering an Assignment and Assumption); provided, however, that WEST shall not have the right to assign its rights hereunder or any interest herein (by operation of law or otherwise) without the prior written consent of the Series B2 Noteholders and that, prior to the occurrence of a Conversion Events, a Series B2 Noteholder shall not have the right to assign its rights and obligations hereunder to any Person that is not an Eligible Transferee.  This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as all amounts payable with respect to the Series B2 Notes shall have been paid in full.

Section 8.05.                             GOVERNING LAW; JURISDICTION.  THIS SERIES B2 NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  Each of the parties to this Agreement hereby agrees to the jurisdiction of the United States District Court for the Southern District of New York and any appellate court having jurisdiction to review the judgments thereof.  Each of the parties hereby waives any objection based on forum non conveniens and any objection to venue of any action instituted hereunder in any of the aforementioned courts and consents to the granting of such legal or equitable relief as is deemed appropriate by such court.

Section 8.06.                             No Proceedings.  (a)  WEST agrees that so long as any of any CP Noteholder’s Commercial Paper Notes shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any of such CP Noteholder’s Commercial Paper Notes shall have been outstanding, it shall not file, or join in the filing of, a petition against such CP Noteholder under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against such CP Noteholder.

(b)                                 Each of the Series B2 Noteholders agrees that so long as the Series B2 Notes shall be outstanding or there shall not have elapsed one year plus one day since the last day on which the Series B2 Notes shall have been outstanding, it shall not file, or join in the filing of, a petition against WEST under the Federal Bankruptcy Code, or join in the commencement of any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceeding against WEST.

Section 8.07.                             Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 8.08.                             Limited Recourse.  The obligations of WEST under this Agreement shall be payable only out of the Collateral and the Series B2 Noteholders shall not look to any property or assets of WEST, other than to the Collateral remaining after all obligations of WEST under the Indenture are satisfied. To the extent that the proceeds of the Collateral after application in accordance with the provisions of the Indenture are insufficient to satisfy the obligations of WEST under the Indenture and under this Agreement, WEST shall have no further obligation in respect hereof and any remaining outstanding obligation shall be extinguished.

Section 8.09.                             Survival.  All representations, warranties, guaranties and indemnifications (including the payment obligations in Article VII hereof) contained in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale and transfer of the Series B2 Notes.

Section 8.10.                             Appointment of Agent for Service of Process.  WEST hereby appoints Corporation Service Company having an address at 1133 Avenue of the Americas, New York, New York 10036 as its agent for service of process in the State of New York.

[Signatures on next page]

IN WITNESS WHEREOF, the parties have caused this Series B2 Note Purchase and Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WILLIS ENGINE SECURITIZATION TRUST
as Issuer,

By:	/s/ Monica J. Burke
Name: Monica J. Burke
Title: Controlling Trustee

WILLIS LEASE FINANCE CORPORATION,
as Servicer,

By:	/s/ Monica J. Burke
Name: Monica J. Burke
Title: Executive Vice President Chief Financial Officer

FORTIS CAPITAL CORP.
as a Series B2 Noteholder

By:	/s/ John W. Benton
Name: John W. Benton
Title: President

HSH NORDBANK AG
as a Series B2 Noteholder

By:	/s/ Jack Campbell
Name: Jack Campbell
Title: Senior Vice President

By:	/s/ Hari Raghavan
Name: Hari Raghavan
Title: Senior Vice President

Signature Page

to

Series B2 Note Purchase and Loan Agreement

SERIES B2 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 1

MAXIMUM COMMITMENTS OF SERIES B2 NOTEHOLDERS

AND LOANS ON INITIAL CLOSING DATE

SERIES B2 NOTE PURCHASE AND LOAN AGREEMENT

SCHEDULE 1

ADDRESSES OF SERIES B2 NOTEHOLDERS

2

SERIES B2 NOTE PURCHASE AND LOAN AGREEMENT

EXHIBIT A

FORM OF LOAN REQUEST

Date:

[                               ]
[                               ]
New York, New York [          ]
Attention:     [                         ]

Fax:    [                                   ]

RE:

Series B2 Note Purchase and Loan Agreement (the “Agreement”), dated as of August 9, 2005 among Willis Lease Finance Corporation (“Willis”), Willis Engine Securitization Trust (“WEST”), Fortis Capital Corp. and HSH Nordbank AG.

Pursuant to Section 2.4(b) of the Agreement, WEST hereby requests a Loan on                                      (the “Funding Date”) in the aggregate principal amount of $                               .  The undersigned requests that the Loan amount be deposited in the following account:

The undersigned does hereby certify that (i) the representations, warranties and covenants contained in the Series B2 Related Documents are true and correct as of the date hereof; (ii) WEST has performed all agreements contained in the Series B2 Transaction Documents to be performed on its part at or prior to the date hereof; (iii) no Event of Default, Servicer Termination Event or Early Amortization Event has occurred and is continuing and no fact, condition or event exists or has occurred which would, upon the giving of notice or the passage of time or both, constitute an Event of Default, Servicer Termination Event or Early Amortization Event; (iv) on the Funding Date, after such Loan is funded, the aggregate Outstanding Principal Balance of the Series B2 Notes will not exceed the aggregate Series B2 Maximum Principal Balances of the Series B2 Notes or aggregate Maximum Commitments of the holders of the Series B2 Notes; (v) no proceeding is pending which would prohibit consummation of the transactions contemplated by the Series B2 Related Transaction Documents, and (vi) the proceeds of the Loan will be used for the following purposes, as indicated:

To acquire the Third Remaining Engine or an Additional Engine

To fund a Discretionary Engine Modification

To increase the Available Collections Amount on the following Payment Date:

If the proceeds of the Loan are being used to acquire the Third Remaining Engine or an Additional Engine, the following Engine Information is provided.

Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

By:

Name:

Title:

SERIES B2 NOTE PURCHASE AND LOAN AGREEMENT

EXHIBIT B

FORM OF ASSIGNMENT AND ASSUMPTION